EXHIBIT 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Probe Manufacturing, Inc. (the “Company”) hereby certifies, to his knowledge, that:

(i) the accompanying Amendment No. 1 to the Annual Report on Form 10-K/A of the Company for the year ended December 31, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 9, 2013	By: /s/ John Bennett
Date	John Bennett Chief Financial Officer